UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 12, 2006
                                                     ------------

                           The Jackson Rivers Company
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             (Exact name of registrant as specified in its charter)

        Florida                      333-70932                 65-1102865
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(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)               File Number)            Identification No.)

               550 Greens Parkway, Suite 230, Houston, Texas    77067
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               (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (619) 342-7449


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Section 1 - Registrant's Business and Operations

Item 1.01         Entry into a Material Definitive Agreement.

      Not applicable.

Item 1.02         Termination of a Material Definitive Agreement.

      Not applicable.

Item 1.03         Bankruptcy or Receivership.

      Not applicable.

Section 2 - Financial Information

Item 2.01         Completion of Acquisition or Disposition of Assets.

         Not applicable.

Item 2.02         Results of Operations and Financial Condition.

      Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

      Not applicable.

Item 2.05         Costs Associated with Exit or Disposal Activities.

      Not applicable.

Item 2.06         Material Impairments.

      Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

      Not applicable.

Item 3.02         Unregistered Sales of Equity Securities.

      Not applicable.

Item 3.03         Material Modification to Rights of Security Holders.

      Not applicable


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

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01         Changes in Registrant's Certifying Accountant.

      Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01         Changes in Control of Registrant.

      Not applicable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On May 12, 2006, our Board of Directors appointed Daniel W. Nagala as a Director of The Jackson Rivers Company. Our bylaws confer upon the Board of Directors the power to determine the exact number of authorized directors and by unanimous written consent dated as of May 12, 2006, our Board of Directors increased the number of authorized directors to (3). Concurrent with the increase in the size of the Board, our Board of Directors, elected Daniel W. Nagala as an additional Director.

      Daniel W. Nagala has been a director of The Jackson Rivers Company since May 12, 2006. Mr. Nagala also serves as President and Chief Executive Officer of UTSI International Corporation, a wholly owned subsidiary of The Jackson Rivers Company as of May 5, 2006. Mr. Nagala founded UTSI, a company specializing in engineering and information solutions for the oil and gas pipeline industry in 1985 and has served as President and Chief Executive Officer since that time. Mr. Nagala holds an engineering-based Bachelor of Science degree in Computer Science (1976) from Northern Arizona University, Flagstaff, Arizona.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

      Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

      Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      Not applicable.

Section 6 - [Reserved]

      Not applicable.


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

Section 7 - Regulation FD

Item 7.01         Regulation FD Disclosure.

      Not applicable.

Section 8 - Other Events

Item 8.01         Other Events.

      Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Not applicable


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE JACKSON RIVERS COMPANY

                                          (Registrant)


Date:  May 18, 2006                       By: /s/ Jeffrey W. Flannery
                                              ----------------------------------
                                              Jeffrey W. Flannery, Chief
                                              Executive Officer, Chief Financial
                                              Officer, Treasurer and Secretary


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